IAI Investment Funds III, Inc.
                                                               File No. 33-10207


                         SUPPLEMENT DATED JUNE 20, 2000
                      TO THE PROSPECTUS DATED MARCH 1, 2000
                                       OF
                             IAI INTERNATIONAL FUND
                (A PORTFOLIO OF IAI INVESTMENT FUNDS III, INC.)

          PROPOSED COMBINATION WITH FEDERATED INTERNATIONAL EQUITY FUND

              (A PORTFOLIO OF FEDERATED INTERNATIONAL SERIES INC.)

On June 12, 2000, the Board of Directors of IAI Investment Funds III, Inc. approved a transaction (the "Reorganization") in which IAI International Fund (the "Fund") will be combined into Federated International Equity Fund (the "Federated Fund"), a portfolio of Federated International Series Inc. which is advised by a subsidiary of Federated Investors, Inc. ("Federated") and which has investment objectives and policies substantially similar to those of the Fund. The Reorganization was proposed in conjunction with the sale by Investment Advisers, Inc. ("IAI"), the investment adviser to the Fund, of its mutual fund advisory business to Federated. On June 16, 2000 IAI and Federated reached a definitive agreement covering such a sale.

In the Reorganization, Fund shareholders will receive, in exchange for their Fund shares, Class A shares of the Federated Fund which have an equivalent net asset value at the closing date. The Reorganization is expected to be tax-free to Fund shareholders. In addition, Fund shareholders will not bear any of the expenses of the Reorganization. After the Reorganization, Fund shareholders will be permitted to purchase additional shares of the Federated Fund and of other funds advised by subsidiaries of Federated without paying any front-end sales loads.

The Reorganization will take place only if Fund shareholders approve it. The Fund's Board of Directors has called a special meeting of Fund shareholders to be held on September 8, 2000, at which shareholders will vote on the Reorganization. Proxy materials for the special meeting will be mailed to shareholders in July. These proxy materials will contain more complete information concerning the Reorganization, and you should review them carefully before casting your vote on the Reorganization. YOU DO NOT NEED TO TAKE ANY ACTION REGARDING THE REORGANIZATION BEFORE YOU RECEIVE THESE PROXY MATERIALS. If shareholders approve the Reorganization, the Reorganization is expected to be completed shortly thereafter, assuming that other customary closing conditions are satisfied.

Federated is one of the largest mutual fund companies in the United States, managing over $125 billion in approximately 175 mutual funds and separate accounts as of March 31, 2000. Federated, a publicly held company, was founded in 1955 and is headquartered in Pittsburgh, Pennsylvania.